UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 17, 2020 (June 15, 2020)

PGT Innovations, Inc.
(Exact name of Registrant as Specified in its Charter)

Delaware	001-37971	20-0634715
(State or other jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

1070 TECHNOLOGY DRIVE, NORTH VENICE, Florida, 34275
(Address of Principal Executive Offices, Including Zip Code)

(941) 480-1600
(Registrant's Telephone Number, Including Area Code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	PGTI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07.  Submission of Matters to a Vote of Security Holders.

On June 15, 2020, PGT Innovations, Inc. (the "Company") held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”). As of April 27, 2020, the record date for the Annual Meeting, there were 59,920,456 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting, of which 55,302,924 shares were represented at the Annual Meeting in person or by proxy, constituting a quorum.

At the Annual Meeting, the Company’s shareholders: (i) elected each of the four director nominees to serve as directors until the expiration of each director’s term at the Company’s 2023 annual meeting of stockholders and until each director’s successor shall have been duly elected and qualified, or until each director’s earlier resignation, removal from office or death; (ii) ratified the appointment of KPMG, LLP as the Company’s independent registered public accounting firm for the Company's 2020 fiscal year; and (iii) approved the compensation of the Company's Named Executive Officers (“NEOs”), on an advisory basis; having cast the following votes:

Proposal 1 –  Election of four Class II directors:

			Withhold /	Broker
Director Name	For	Against	Abstain	Non-Votes
Brett N. Milgrim	48,442,265	1,650,985	114,720	5,094,954
Richard D. Feintuch	41,639,843	8,168,058	400,069	5,094,954
Jeffrey T. Jackson	48,895,076	1,200,705	112,189	5,094,954
Frances Powell Hawes	49,608,935	569,610	29,425	5,094,954

Proposal 2 –  Ratification of KPMG, LLP as the Company’s independent registered public accounting firm for the Company's 2020 fiscal year:

			Withhold /	Broker
	For	Against	Abstain	Non-Votes
Ratification of KPMG LLP	54,958,629	37,607	306,688	0

Proposal 3 –  Approval of the compensation of the Company's NEOs, on an advisory basis:

			Withhold /	Broker
	For	Against	Abstain	Non-Votes
Approval of NEO compensation, on an advisory basis	47,257,227	2,707,527	243,216	5,094,954

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PGT Innovations, Inc.

	By:	/s/ Sherri Baker
Name: Sherri Baker
Title: Senior Vice President and Chief Financial Officer
Dated: June 17, 2020